UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

Tenax Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34600	26-2593535
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

ONE Copley Parkway, Suite 490
Morrisville, NC 27560
(Address of principal executive offices) (Zip Code)

919-855-2100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TENX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                        Submission of Matters to a Vote of Security Holders.

Tenax Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 13, 2019 (the “Annual Meeting”). The stockholders considered the five proposals described below, each of which is described in more detail in the Company’s definitive proxy statement dated April 20, 2019 (the “Proxy Statement”). As of April 16, 2019, the record date for the Annual Meeting, there were 6,154,434 shares of common stock issued, outstanding and entitled to vote. At the Annual Meeting, 4,511,529 shares of common stock were represented in person or by proxy, constituting a quorum. The final number of votes cast for and against, as well as the number of abstentions and broker non-votes, with respect to each proposal are set forth below.

Proposal 1: To elect the six director nominees described in the Proxy Statement to the Company’s Board of Directors to serve until the sooner of the 2020 Annual Meeting of the Company’s Stockholders or the election and qualification of their successors. The votes were cast as follows:

	For	Withhold	Broker Non-Votes
Ronald R. Blanck, DO	3,628,665	24	882,840
Anthony A. DiTonno	3,242,076	386,613	882,840
James Mitchum	3,628,665	24	882,840
Gregory Pepin	3,193,750	434,939	882,840
Gerald T. Proehl	3,242,076	386,613	882,840
Chris A. Rallis	3,242,075	386,614	882,840

All director nominees were duly elected.

Proposal 2. Approval of Amendment No. 1 to the Company’s 2016 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan by 600,000 shares. The votes were cast as follows:

For	Against	Abstain
3,628,652	22	15

Proposal 2 was approved.

Proposal 3: To ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The votes were cast as follows:

For	Against	Abstain
4,511,500	5	24

Proposal 3 was approved.

Proposal 4. Advisory (nonbinding) approval of named executive officer compensation. The votes were cast as follows:

For	Against	Abstain
3,242,063	386,611	15

Proposal 4 was approved on an advisory basis.

Proposal 5. Advisory (nonbinding) vote on the frequency of future advisory votes on named executive officer compensation. The votes were cast as follows:

One Year	Two Years	Three Years	Abstain
1,270,875	2,357,544	246	24

Proposal 5 was approved, on an advisory basis, for an advisory vote on named executive compensation to be held every two (2) years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2019	Tenax Therapeutics, Inc.

By: /s/ Michael B. Jebsen
Michael B. Jebsen
President and Chief Financial Officer